                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 10
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INTERNATIONAL MUTUAL FUNDS
                     (INVESCO INTERNATIONAL MUTUAL FUNDS)

       This Amendment No.10 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (the "Trust") amends, effective September 24, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to (i) add Class R6 Shares to select funds and (ii) change the name of Institutional Class Shares to Class R5 Shares;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.


                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

     PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
     ---------                                   -------------------------
     Invesco Asia Pacific Growth Fund             Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R5 Shares
                                                  Class Y Shares
     Invesco European Growth Fund                 Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class Y Shares
                                                  Investor Class Shares
     Invesco Global Growth Fund                   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares
     Invesco Global Opportunities Fund            Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares
     Invesco Global Small & Mid Cap Growth Fund   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R5 Shares
                                                  Class Y Shares

       PORTFOLIO                               CLASSES OF EACH PORTFOLIO
       ---------                               -------------------------
       Invesco Global Select Companies Fund      Class A Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares
       Invesco International Core Equity Fund    Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares
                                                 Investor Class Shares
       Invesco International Growth Fund         Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 11
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INTERNATIONAL MUTUAL FUNDS
                     (INVESCO INTERNATIONAL MUTUAL FUNDS)

       This Amendment No.11 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (the "Trust") amends, effective July 27, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Global Select Companies Fund to Invesco Select Opportunities Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 27, 2012.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

    PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
    ---------                                   ---------------------------
    Invesco Asia Pacific Growth Fund            Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares
    Invesco European Growth Fund                Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares
                                                Investor Class Shares
    Invesco Global Growth Fund                  Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares
    Invesco Global Opportunities Fund           Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares
    Invesco Global Small & Mid Cap Growth Fund  Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares
    Invesco Select Opportunities Fund           Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares
    Invesco International Core Equity Fund      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares
                                                Investor Class Shares

        PORTFOLIO                          CLASSES OF EACH PORTFOLIO
        ---------                          ----------------------------
        Invesco International Growth Fund  Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares"